UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Oxford Square Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland	814-00638	20-0188736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sound Shore Drive, Suite 255 Greenwich CT	06830
(Address of principal executive offices)	(Zip Code)

(203) 983-5275

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OXSQ	NASDAQ Global Select Market LLC
6.25% Notes due 2026	OXSQZ	NASDAQ Global Select Market LLC
5.50% Notes due 2028	OXSQG	NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 14, 2025, Oxford Square Capital Corp. (the “Company”) notified U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) for the Company’s 6.25% Notes due 2026 (CUSIP No. 69181V 305; NasdaqGS: OXSQZ) (the “Notes”), of the Company’s election to redeem $10,000,000 in aggregate principal amount of the Notes outstanding, and instructed the Trustee to provide notice of such redemption to the holders of the Notes in accordance with the terms of the indenture governing the Notes.

The Company expects to redeem $10,000,000 of the $44.8 million Notes issued and outstanding on June 13, 2025 (the “Redemption Date”). The redemption price per Note will be $25 plus accrued and unpaid interest thereon from April 30, 2025 to, but not including, the Redemption Date.

The Notes should be presented and surrendered by mail, hand or overnight mail at U.S. Bank Corporate Trust Services, 111 Fillmore Avenue E., St. Paul, MN 55107, Attention: Oxford Square Capital Corp. (Glen Fougere) (6.25% Notes Due 2026). This Current Report on Form 8-K does not constitute a notice of redemption of the Notes.

FORWARD-LOOKING STATEMENTS

All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements and are not guarantees of future events, performance or results and involve a number of risks and uncertainties. Actual events or results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

The Company may use words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual events or results to differ materially from the Company’s historical experience and its present expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Square Capital Corp.
Date: May 14, 2025
	By:	/s/ Saul B. Rosenthal
		Name:	Saul B. Rosenthal
		Title:	President